UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2012

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North

Plymouth, Minnesota  55441

(Address of Principal Executive Offices)  (Zip Code)

(763) 551-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The information under this Item 2.02, including the Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

The information included below under Item 7.01, including the Exhibit 99.1 described therein, is hereby incorporated by reference in its entirety to this Item 2.02.

Item 7.01 Regulation FD Disclosure.

The information under this Item 7.01, including the Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Change in Fiscal Year-End

The Company announced on January 9, 2012, that on January 6, 2012, the Company’s Board of Directors amended and restated the Company’s By-Laws to provide that the Company’s fiscal year will end at the close of business on that Saturday in January or February which falls closest to the last day of January.  Prior to the change, the Company’s fiscal year ended at the close of business on that Saturday in February or March which fell closest to the last day of February.  As a result of this change in the Company’s By-Laws it had a transition period of eleven months (48 weeks) that ended on January 28, 2012 (the “Transition Period”).  In its earnings press releases for the quarters ending April 28, 2012, July 28, 2012, October 27, 2012 and February 2, 2013, the Company plans to provide comparable unaudited quarterly and year-to-date financial and operational data for the quarters (13 weeks) and year-to-date periods ended April 30, 2011, July 30, 2011, October 29, 2011 and January 28, 2012.

Unaudited Financial and Operational Data for the Periods Ended April 30, 2011, July 30, 2011, October 29, 2011 and January 28, 2012

A Schedule of Unaudited Financial and Operational Data for the quarterly and year-to-date periods ended April 30, 2011, July 30, 2011, October 29, 2011 and January 28, 2012 is included in Exhibit 99.1 to this Current Report on Form 8-K.  The financial and operational data contained in the Schedule was prepared in accordance with U.S. generally accepted accounting principles.  Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been omitted.  The Schedule of Unaudited Financial and Operational Data should be read in conjunction with the audited financial statements and related notes included in our Transition Report on Form 10-K for the Transition Period ended January 28, 2012.

Item 9.01       Financial Statements and Exhibits.

(d)                                 Exhibits:

99.1                           Schedule of Unaudited Financial and Operational Data for the Periods Ended April 30, 2011, July 30, 2011, October 29, 2011 and January 28, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Christopher & Banks Corporation

Date: May 10, 2012	By:	/s/ Peter G. Michielutti
Peter G. Michielutti
Senior Vice President,
Chief Financial Officer

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

CHRISTOPHER & BANKS CORPORATION

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
May 10, 2012	001-31390

CHRISTOPHER & BANKS CORPORATION

EXHIBIT NO.	ITEM

99.1	Schedule of Unaudited Financial and Operational Data for the Periods Ended April 30, 2011, July 30, 2011, October 29, 2011 and January 28, 2012